ABM

American Battery Materials Inc.

Extracting American **Lithium**

A U.S. based environmentally responsible exploration and extraction company focused on the direct extraction and refinement of technical minerals for battery materials.


The Superior Oil Co.
Version 17.22.P

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ABM
American Battery Materials

American Battery Materials Inc. [ABM]
(OTC Pink: BOXS)

Is a US-based environmentally responsible critical minerals exploration and development company focused on direct lithium extraction (DLE) as well as other minerals for refining, processing and distribution to support the country's urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.

"DLE offers significant promise of increasing supply, reducing the industry's environmental, social, and governance (ESG) footprint, and lowering costs, with already announced capacity contributing to around 10 percent of the 2030 lithium supply, as well as to other less advanced projects in the pipeline.

McKinsey & Company

ABM Company & Positioning highlights

American Battery Materials

- 120 mineral rights on 2040 acres with 7 historic wells and existing infrastructure in the Lisbon Valley Utah
- Technical reports showing supersaturated brines of 1700 ppm LCE (340 ppm Li)
- Direct Li Extraction reducing the industry's environmental, social, and governance (ESG) footprint
- Exponential growth potential with a highly committed existing investor base
- Expert team with 100+ years of Oil, gas & mineral extraction and drilling

U.S. names lithium a critical mineral needing national supply

$7+ Billion made available from DOE for exploration, extraction and processing

500% global lithium demand

Global demand is far outpacing supply

Global lithium supply & demand[1]

Kilotons lithium carbonate equivalent



4,000
3,000
2,000
1,000
0
ABM
American Battery Materials
Demand, high case
Demand, base case
Unannounced supply
Additional early-stage supply
Secondary supply
Confirmed supply
2015
2020
2025
2030

1. Mined production volume. Forecasted potential production accounts for historical utilization rates as a result of external disruptions and economic curtailments (7%) – modeled at 93% of available capacity. Production includes volumes which may not have been refined, including stockpiled direct shipping ore and spodumene concentrate.

Source: MineSpans; McKinsey lithium demand model

Despite an abundance of rich domestic sources, the US is almost entirely dependent on foreign sources of lithium. Transformation to a clean energy economy requires U.S lithium independence.

By 2030

> Global lithium demand expected to reach 4,500 gigawatt hours
>
> *– McKinsey & Company*

> Batteries are expected to account for 95 percent of lithium demand
>
> *– McKinsey & Company*

> All promising new battery advances use lithium as part of their makeup
>
> – Fast Market 2022 Lithium Supply and Battery Raw Materials

> Global EV are expected to reach over 145MM
>
> *– The International Energy Agency*

> Demand is expected to be 2.4 MM tons LCE, 1.8MM tons greater than produced in 2022
>
> *– Benchmark Mineral Intelligence*

> The industry needs $42 billion to meet the demand
>
> *– Benchmark Mineral Intelligence*

Global Lithium Market Pricing

Lithium prices continue to rise

Price of battery-grade lithium carbonate per metric ton in U.S. dollars



USD
Kilotons
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1,000
5,00
ABM
American Battery Materials
Demand, high case
Demand, base case
Unannounced supply
Additional early-stage supply
Secondary supply
Confirmed supply
2010
2015
2020
2024

Prices for 2010-2021 are annual averages from the U.S. Geological Survey. Prices for 2022 is from S&P Global Commodity Insights on May 4,2022.
Chart: Canary Media | Source: U.S. Geological Survey

> As the world transitions to a clean energy economy, global demand for these critical minerals is **set to skyrocket by 400-600 percent** over the next several decades, and, for minerals such as lithium and graphite used in electric vehicle (EV) batteries, **demand will increase as much as 4,000 percent.**
>
> *– Tesla Chairwoman Robyn Denholm*

<u>Lithium Carbonate DDP China Yuan/mt</u>
(3/1/2022) $78,000mt spot up 702% from $11,100mt on 3/1/2021

Battery-grade lithium prices continue to rise as strong electric vehicle (EV) demand

Governments are starting to phase out the internal combustion engine in favor of EVs resulting in increased demand for metals needed to produce the batteries that power EVs

Even with increased lithium carbonate production, supply is expected to fall woefully short of demand in coming years

Global lithium pricing is expected to normalize after a period of rapid but fluctuating market speculation, however, demand is expected to grossly outstrip supply

The U.S. Lithium Carbonate (LCE) Market

BNEF 2021 global lithium-ion battery supply chain ranking



1. China 1 1 2 1 12 1
2. U.S 11 4 10 10 2
ABM
American Battery Materials
3. Germany 6 6 4 2
4. Sweden 8 2 1 8
5. Canada 5 11 7 13 10
6. Finland 9 5 3 12
7. Norway 19 2 2 6
8. Japan 13 3 15 7 9
9. France 1 6 4
10. South Korea 18 2 19 5 6
11. United Kingdom 8 9 8 5
12. Brazil 3 4 2 2 18
13. Australia 2 14 2 7 15 10
14. Poland 5 13 16 15
15. Czech Republic 19 11 16 9 20
Raw materials
Manufacturing
Environment
Regulations, Innovation & Infrastructure
Battery Demand
Under development

Source: BloombergNEF. Note: Shaded areas for manufacturing and /or raw materials indicate that the country has no capacity and comes joint last in the ranking with other countries.

The U.S. is 2nd in global battery demand, but only 11th in raw materials necessary to provide the supply.

ABM is perfectly positioned to meet the required U.S. Li production with proven mineral rich assets in southern Utah.

- American dependency on foreign lithium has reached crisis levels.
- The U.S. produces less than 5% of the global lithium supply.
- The U.S. government has mandated that it extracts itself from foreign supply dependency.
- No U.S. company is at production level using ESG friendly direct lithium extraction methods.
- New EV rebates require minimum U.S. sourced lithium quantities to be used in the manufacturing of batteries.
- California and Virginia are the first states to require that all new cars sold in 2035 be electric vehicles.

U.S. Strategy Ready to Drill


ABM
2022
PHASE 1
PHASE 2
PHASE 3
PHASE 4
PHASE 5
Acquisition
Li
Geo/Entry study
Li
Permitting
Li
Site Drill
Li
43-101 report.
Li
Extraction Pilot
Li
Production
Li

The company is launching this project in the early stages of a global lithium super cycle forecasted to expand significantly for 10-20+ years.

Partner with leading brine extraction (DLE) technologies that are fastest into production, most efficient, cost effective and can deliver at the highest of extraction rates.

Become a vertically integrated leading turnkey solution service provider for the critical mineral extraction process for owners.

Continue the acquisition, exploration and extraction of significant US lithium resources in historically proven territories.

ABM
American Battery Materials

Lisbon Valley, Utah

The Lisbon Lithium Project, is located in San Juan County, in southeastern Utah, USA, southeast of the City of Moab.

The Company's property position consists of 102 placer mining claims staked in one contiguous group on U. S. Government lands administered by the U. S. Bureau of Land Management (BLM).

Historical data show a super saturated brine (40% minerals, 60% water) with reported Lithium values ranging from 81 to 1700ppm and estimated flows in excess of 50,000 barrels of brine per day.

The Paradox Basin

An area that straddles the southern portion of the Utah-Colorado border. Rich in multi-commodity brines that have the potential to host lithium, bromine, potash and potassium, the region is one of two in the world that hosts lithium and bromine together.

Unlike most of the lithium-rich regions in South America, the Paradox basin is also unique as it sits in a historic seabed as opposed to much smaller lake beds.

ABM Lisbon Valley Lithium DLE Project

American Battery Materials

120 mineral rights on 2040 acres with 7 historic wells and existing infrastructure in the Lisbon Valley Utah

Technical reports showing supersaturated brines of 1700 ppm LCE (340 ppm Li)

Direct Li Extraction reducing the industry's environmental, social, and governance (ESG) footprint

Developed infrastructure, including high voltage electrical, roads and access to rail lines

Located in Eastern Utah consisting of more than **120 mineral** rights across **2040 Acres** of Federal land including seven existing wells

Historical data shows a supersaturated brine (40% minerals, 60% water) with reported Lithium values ranging from **81 to 1700ppm** and estimated flows in excess of **50,000** barrels of brine per day

Lisbon Valley & The Paradox Basin


ABM
American Battery Materials
Project location
COLORADO
UTAH
ARIZONA
UNCOMPAHGRE PLATEAU
BLANDING BASIN
MONUMENT UPWARP
FOUR CORNERS PLATFORM
SAN JUAN BASIN
TYENDE SADDLE
FOLD BELT
Moab
Monticello
Blanding
Canyonlands National Park
Arches National Park
Green River

With over 300+ climate friendly days and a fully developed infrastructure, the Paradox basin is one of the most attractive places in the U.S. for a successful and efficient extraction process.

- 25 miles southwest of Moab
- Not adjacent to any national parks or recreational sites
- Area is a mix of Federal, State and private lands
- High desert climate with year-round access
- Historically rich industrial and natural resource extraction area.

Lisbon Assets Technical Report

> The brines were not thought to be important until 1962, when Southern Natural Gas intersected the brine zone with a very **substantial flow of brines under tremendous pressure**.

> There is abundant evidence from oil and gas and potash wells drilled in the Paradox Basin that indicate that there is a **high probability of intersecting super saturated brines**.

> It is believed that there is a substantial indication that lithium mineralization in **brines occurs beneath the subject property**.

> There is also substantial evidence that **other valuable minerals besides** lithium, such as potassium, magnesium, calcium chloride, bromine and boron, may be recoverable from the brines, as well.

– Prepared by Peek Consulting, Inc.
December 6, 2021


(SOUTHWEST AND WEST)
SAN RAFAEL SWELL
AND HENRY MOUNTAINS
NORTHERN PARADOX BASIN
AND BOOK CLIFFS
UNCOMPAHGRE
PLATEAU
M.Y.
TERTIARY
CRETACEOUS
JURASSIC
TRIASSIC
PERMIAN
PENNSYLVANIAN
MISS.
DEV.
SILURIAN
ORDOVICIAN
CAMBRIAN
PRECAMBRIAN

Compound/Element	%	ppm
Na_2O	9.24	92,400
K_2O	2.91	29,100
Li_2O	**0.073**	**730**
CaO	1.30	13,000
MgO	7.44	74,400
CO_2	0.056	560
SO_3	0.021	210
B_2O_3	0.84	8,400
P_2O_5	0.0009	9
Cl	19.44	194,400
Br	0.32	3,200
I	0.003	30

Specific Gravity 60/60°F = 1.261
pH = 5.5

Geotech Engineering & the Lisbon Valley


BIG INDIAN (NORTH)
Lisbon Valley Fault
LISBON
LITTLE VALLEY
LIGHTNING DRAW SOUTHEAST
T29S
T30S
T31S
R23E
R24E
R25E
R26E
Explanation
Quaternary undivided
Jurassic Glen Canyon Group
Triassic Chinle Fm
Permian Cutler Group
Oil field
Gas field
UTAH
AREA SHOWN

ABM has retained RESPEC Company LLC as its geotech, engineering and resource management partner to assist in the exploration and development of our Lisbon Valley properties.

RESPEC provides services to the energy industries from grassroots exploration to operating mine settings.

Project focus is directed on services, drill program design, full procurement drilling and well completion to various brine and disposal projects.

With more than **50 years of experience** in service to the extraction, mining and oil and gas market worldwide, RESPEC has performed extensive geological and engineering work in the Paradox Basin stratigraphy.

DLE vs. Production Today

American dependency on foreign lithium has reached crisis levels. However, there is a way to **get what we need without destroying the earth.**

Direct Lithium Extraction (DLE)



Conventional evaporation ponds
(~2 years)
ABM Direct Lithium Extraction (DLE)
(~2 h)
Mg/Ca removal
Boron removal
LiCl
Li2CO3
ABM
Underground brine

ABM will deploy DLE in selective Brine extraction to provide a cost-effective, efficient, and environmentally friendly method of production.

Brine extraction technologies that are available today are faster into production, more efficient and avoid the environmental damage typically associated with traditional mining practices

Traditional Lithium mining faces major hurdles with important considerations of environmental damage, regulatory issues, controversial mining practices and territorial litigation.



> The environmental toll has often been overlooked in part because there is a race underway among the United States, China, Europe and other major powers.
>
> *– NYTimes*

The Engineering behind DLE

Targeting Highly Efficient Direct Lithium Extraction (DLE) Technology



Pumping of native brine
Solar Panel
Extraction of brine
Non-evaporitic Extractive Method X
Lithium deprived spent brine
Re-injection of lithium deprived brine
Li Salts
Saline Aquifer



Produced Brine Components
Direct Lithium Extraction
Lithium
Production well
Injection well
Saline Aquifer

ABM is evaluating leading Direct Lithium Extraction (DLE) Technology Companies.

The most technologically advanced approach for direct lithium extraction from brines is adsorption of lithium using inorganic sorbents. Other separation processes include extraction using solvents, sorption on organic resin and polymer materials, chemical precipitation, and membrane-dependent processes.

Extraction of lithium with inorganic molecular sieve ion-exchange sorbents appears to offer one of the most immediate pathway for the development of economic lithium extraction

Competitive advantages of the technology include

- Reduced impurities – by over 99%
- Rapid and High Recovery
- Low Energy Consumption
- No evaporation
- Lower water consumption
- Not weather dependent
- Smaller environmental footprint

Time to Market with DLE


8-15
7-12
6-9
3-4
Potential aggregate delay
Extraction process
Infrastructure buildout
Permit acquisition process
Land Acquisition
Crustal Project
Spod-umene Project
Brine Project
ABM

ABM is positioned far ahead of new and developing lithium projects, including area selection, permitting and partner selection.

ABM has the significant advantage of being one of the first to market with a U.S. brine that is available for DLE brine extraction pilot programs.

DLE extraction methods have successfully been utilized in other industries such as Water Treatment and Oil Waste for decades.

This significant advantage in positioning will allow ABM to select the very best of developing technology in brine extraction leading to cost and production efficiencies.

This ultimately allows ABM to shorten its time to market over other resource heavy mining projects pointing to an anticipated shorter return on investment.

ABM
American Battery Materials

Management & Advisory Team



Sebastian Lux
CEO

25 years in business dev. with multinational companies. Co-founded Genuine Origin, a division of Volcafe & ED&F Man and has created multiple disruptive international logistic commodity supply chains. MBA, MSAS

Pending
CFO

ABM will be announcing the new CFO shortly

Pending
COO

ABM will be announcing the new COO shortly



Tomer Tal
Legal Counsel

Founder of New Venture Attorneys, previously with Wilson, Sonsini, Goodrich & Rosati focused on venture capital financings, debt financings, asset purchases & sales and intellectual property licensing transactions. JD, MBA



Pat Avery
Dir. of Business Development

30 years in fertilizer, mining, specialty chemicals, petroleum, and project management. Worked at ARCO and Santa Fe Pacific Pipelines, with JR Simplot and was President of Intrepid Potash



Selma Sierra
Liaison, State & Fed Regulatory agencies

30 years expert across natural resources, public land management and regulatory affairs. Current Board of Oil, Gas, Mining State Senate, UT. Former State Director for the Bureau of Land Management in Utah.



Gavin Harrison
Permitting & Operations

Permitting and regulatory specialist in the Oil, Gas Coal Uranium and mineral with over 20 years of field experience.



Brad Peek
Geologist

35 years experience in project management, mineral exploration and in computer applications in mineral exploration and mining and water engineering - Qualified person

ABM
American Battery Materials

Board Members



Adam Lipson

Managing partner as a neurosurgeon at IGEA Brain, Spine & Orthopedics in New York City and New Jersey. He has over a decade of experience as a private investor in over 20 biotechnology and biomedical device companies



Justin Vorwerk

Has held positions as a Managing Director in Investment Banking with Goldman Sachs, The Royal Bank of Scotland, Deutsche Bank Securities, as well as Donaldson, Lufkin & Jenrette, and Credit Suisse



John E. Hentschel

Previously Executive VP of Dean and Deluca, Inc, Partner with Accenture, where he served as managing director of the Retail Industry practice advising large retailers.



Andrew Suckling

Non-Executive Chairman of Cadence Minerals the Non-Executive Director of Macarthur Minerals and a board member of the privately held company, IronMan Ltd.



Patrick White

Current CEO of VerifyMe, Inc NASDAQ: VRME, a logistics and brand protection company. Former member of US Secret Service Document Security Alliance, Patented Inventor - Intellectual Property Expert.



David Graber

Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston



Jared Levinthal

Attorney, Partner with Lightfoot Franklin & White, PLLC in Houston, Texas. Mr. Levinthal is a graduate of the University of Texas School of Law and is a graduate of Tulane University.



ABM
American Battery Materials

American Battery Materials Inc.
500 West Putnam Avenue
Suite 400
Greenwich, CT 06831

Investor relations:
Tel: +1-800-998-7962
Email: IR@AmericanBatteryMaterials.com